UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(D) Of

The Securities Exchange Act of 1934

DATE OF EARLIEST EVENT REPORTED: November 18, 2015

DATE OF REPORT: November 19, 2015

GENERATION ZERO GROUP, INC.

 (Exact Name of Registrant As Specified In Its Charter)

Nevada	000-55287	20-5465816
(State or Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

13663 PROVIDENCE ROAD,

 SUITE #253

WEDDINGTON, NC  28104

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(470) 809-0707

(REGISTRANT’S TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On November 18, 2015, the Company approved the issuance of 60,000 shares of the Company’s restricted common stock to Christine B. Cheney, the Chief Financial Officer of the Company, per terms of her consulting agreement previously disclosed, for services rendered during the quarter ended September 30, 2015.

On November 18, 2015, the Company approved the issuance of 180,000 shares of the Company’s restricted common stock to consultant(s) in consideration for web development services rendered during the quarter ended September 30, 2015.

The Company believes that the issuances of the restricted securities described above will be exempt from registration pursuant to (a) Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”); and/or (b) Rule 506 of the Securities Act, and the regulations promulgated thereunder.  With respect to the transactions described above, no general solicitation was made either by us or by any person acting on our behalf. The transaction was all privately negotiated, and did not involve any kind of public solicitation. No underwriters or agents were involved in the foregoing issuance and the Company paid no underwriting discounts or commissions. The securities sold are subject to transfer restrictions, and the certificates evidencing the securities contain (or will contain when issued) an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom.

Item 7.01 Regulation FD Disclosure.

Generation Zero Group, Inc.’s (the “Company”, “we” and “us”), will host a conference call to (a) discuss the Company’s and Find.com, Inc.’s strategic plan and progress to date; and (b) the presentation furnished hereto as Exhibit 99.2, on Thursday, November 19, 2015 at 1:00 p.m. Eastern Standard Time.  The toll-free call-in number for the conference call is (877) 862-1751 (Conference ID: 85479385).

The information responsive to Item 7.01 of this Form 8-K and Exhibit 99.2, attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.  The furnishing of this Report is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.

The Presentation attached hereto as Exhibit 99.2 contains certain statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Exchange Act.  You can identify these forward-looking statements by words such as “may,” “should,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan” and other similar expressions.  Forward-looking statements are not a guarantee of performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and are beyond our control.  These risks and uncertainties should be carefully considered.  We caution you not to place undue reliance on the forward-looking statements, which involve known and unknown risks, uncertainties and other factors, which may cause the results of the Company, its divisions and concepts to be materially different than those expressed or implied in such statements.  These risk factors and others are included from time to time in documents the Company files with the Securities and Exchange Commission, including but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks.  The forward-looking statements contained in Exhibit 99.2 are made as of the date of the Presentation attached to such Exhibit 99.2.  We disclaim any obligation to update any of these forward-looking statements as a result of new information, future events, or otherwise, except as expressly required by law.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

99.2*	PowerPoint Presentation

* Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

GENERATION ZERO GROUP, INC.

Date: November 19, 2015	By: /s/ Richard M. Morrell
Richard M. Morrell
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.2*	PowerPoint Presentation

* Furnished herewith.

5